CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 0	$ 0
Common shares, par value (in dollars per share)	$ 0	$ 0
Common shares, shares authorized	500,000,000	500,000,000
Common shares, shares issued	381,027,002	381,027,002
Common shares, shares outstanding	380,818,902	380,678,902